Exhibit 99.1
RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
	(in thousands, except per share data)
Net revenue	$145,502	$152,644	$562,264	$604,810

Cost of revenue	56,821	60,042	222,142	233,244
Impairment of deferred costs and prepaid royalties	—	19,666	—	19,666

Gross profit	88,681	72,936	340,122	351,900

Operating expenses:
Research and development	32,541	28,533	119,448	113,680
Sales and marketing	40,325	50,192	165,856	211,922
Advertising with related party (A)	11,063	12,480	33,292	44,213
General and administrative	23,956	19,107	79,164	69,981
Impairment of goodwill and long-lived assets	—	192,676	175,583	192,676
Restructuring and other charges	2,346	6,147	4,017	6,833

Total operating expenses	110,231	309,135	577,360	639,305

Operating loss	(21,550)	(236,199)	(237,238)	(287,405)

Other income (expenses):
Interest income, net	779	2,255	3,969	13,453
Equity in net loss of investments	(116)	(271)	(1,313)	(695)
Gain (loss) on sale of equity investments, net	(121)	(12)	688	210
Impairment of equity investments	(5,020)	—	(5,020)	—
Gain on sale of interest in Rhapsody America (B)	—	—	—	14,502
Other income (expense), net	(312)	(1,306)	(794)	330

Total other income (expense), net	(4,790)	666	(2,470)	27,800

Loss before income taxes	(26,340)	(235,533)	(239,708)	(259,605)
Income tax benefit (expense)	124	(17,392)	(3,321)	(25,828)

Net loss	(26,216)	(252,925)	(243,029)	(285,433)
Net loss attributable to the noncontrolling interest in Rhapsody America (C)	8,397	12,426	26,265	41,555

Net loss attributable to common shareholders	$(17,819)	$(240,499)	$(216,764)	$(243,878)

Basic net loss per share available to common shareholders	$(0.14)	$(1.78)	$(1.64)	$(1.74)

Diluted net loss per share available to common shareholders	$(0.14)	$(1.78)	$(1.64)	$(1.74)

Shares used to compute basic net loss per share available to common shareholders	134,844	135,402	134,612	140,432
Shares used to compute diluted net loss per share available to common shareholders	134,844	135,402	134,612	140,432

(A)	Consists of advertising purchased by Rhapsody America from MTV Networks (MTVN). MTVN has a 49% ownership interest in Rhapsody America.

(B)	Consists of gains realized from MTVN’s note payments to Rhapsody America. Effective January 1, 2009, the Company adopted SFAS No. 160 Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB No. 51 (SFAS 160) which requires the appreciation of gains on the sale of noncontrolling interest to be recorded as an equity transaction.

(C)	Noncontrolling interest in Rhapsody America reflects MTVN’s 49% ownership share in the losses of Rhapsody America.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31,	December 31,
	2009	2008
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$277,030	$232,968
Short-term investments	107,870	137,766
Trade accounts receivable, net	60,937	70,201
Deferred costs, current portion	5,192	4,026
Prepaid expenses and other current assets	30,624	34,599

Total current assets	481,653	479,560

Equipment, software, and leasehold improvements, at cost:
Equipment and software	151,951	135,788
Leasehold improvements	31,041	30,719

Total equipment, software, and leasehold improvements	182,992	166,507
Less accumulated depreciation and amortization	125,878	103,500

Net equipment, software, and leasehold improvements	57,114	63,007

Restricted cash equivalents and investments	13,700	14,742
Equity investments	19,553	18,582
Other assets	4,030	3,775
Deferred costs, non-current portion	10,182	6,120
Deferred tax assets, net, non-current portion	10,001	9,236
Other intangible assets, net	10,650	18,727
Goodwill	—	175,264

Total assets	$606,883	$789,013

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,703	$36,575
Accrued and other liabilities	124,934	118,688
Deferred revenue, current portion	31,374	39,835
Related party payable (A)	11,216	13,155
Accrued loss on excess office facilities, current portion	3,228	4,317

Total current liabilities	203,455	212,570

Deferred revenue, non-current portion	1,933	1,961
Accrued loss on excess office facilities, non-current portion	—	2,893
Deferred rent	4,464	4,614
Deferred tax liabilities, net, non-current portion	961	1,379
Other long-term liabilities	13,006	11,660

Total liabilities	223,819	235,077

Noncontrolling interest in Rhapsody America (B)	7,253	378

Shareholders’ equity	375,811	553,558

Total liabilities and shareholders’ equity	$606,883	$789,013

(A)	Related party payable reflects amounts owed to MTVN.

(B)	Noncontrolling interest in Rhapsody America reflects MTVN’s 49% ownership interest in the net assets of Rhapsody America.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Years Ended December 31,
	2009	2008
	(in thousands)
Cash flows from operating activities:
Net loss	$(243,029)	$(285,433)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	31,454	45,968
Stock-based compensation	21,460	23,531
Loss on disposal of equipment, software, and leasehold improvements	502	10
Equity in net loss of investments	1,313	695
Gain on sale of equity investment, net	(688)	(210)
Impairment of equity investments	5,020	—
Excess tax benefit from stock option exercises	(15)	(127)
Impairment of goodwill and long-lived assets	175,583	192,676
Accrued restructuring and other charges	(2,773)	5,524
Accrued loss on excess office facilities	(3,982)	(3,490)
Deferred income taxes, net	4,255	11,583
Gain on sale of interest in Rhapsody America	—	(14,502)
Other	48	111
Net change in certain operating assets and liabilities, net of acquisitions	1,548	(5,622)

Net cash used in operating activities	(9,304)	(29,286)

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(16,807)	(29,530)
Purchases of short-term investments	(143,273)	(251,887)
Proceeds from sales and maturities of short-term investments	173,169	194,053
Purchases of intangible assets	—	(2,839)
Proceeds from the sales of equity investments	1,014	1,140
Purchases of equity investments	(2,000)	(14,731)
Payment of acquisition costs, net of cash acquired	(3,324)	(10,192)
Decrease in restricted cash equivalents and investments, net	1,042	768

Net cash used in investing activities	9,821	(113,218)

Cash flows from financing activities:
Net proceeds from sales of common stock under employee stock purchase plan and exercise of stock options	1,455	9,570
Payments of convertible debt obligations	—	(100,000)
Net proceeds from sales of interest in Rhapsody America	38,022	44,640
Excess tax benefit from stock option exercises	15	127
Repurchases of common stock	—	(50,199)

Net cash provided by (used in) financing activities	39,492	(95,862)

Effect of exchange rate changes on cash and cash equivalents	4,053	(5,363)

Net decrease in cash and cash equivalents	44,062	(243,729)

Cash and cash equivalents, beginning of period	232,968	476,697

Cash and cash equivalents, end of period	$277,030	$232,968

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)
     Reconciliation of GAAP net income (loss) attributable to common shareholders to adjusted EBITDA and adjusted EBITDA excluding impairments is as follows:

	Year
	Ended	Quarters Ended
	December 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2009	2009
	(in thousands)
Net income (loss) attributable to common shareholders	$(216,764)	$(17,819)	$1,520	$(188,329)	$(12,136)
Interest income, net	(3,969)	(779)	(1,253)	(754)	(1,183)
Stock-based compensation	21,460	5,915	4,727	5,596	5,222
Loss (gain) on sale of equity investments, net	(688)	121	(604)	(68)	(137)
Impairment of equity investments	5,020	5,020	—	—	—
Conversion of WiderThan stock options to a cash equivalent	21	—	1	3	17
Depreciation and amortization (net of noncontrolling interest effect)	23,328	6,355	5,432	5,815	5,726
Acquisitions related intangible asset amortization (net of noncontrolling interest effect)	6,998	1,797	1,784	1,649	1,768
Impairment of goodwill and long-lived assets	175,583	—	—	175,583	—
Pro forma gain on sale of interest in Rhapsody America	16,870	5,577	3,839	3,444	4,010
Income taxes	3,321	(124)	686	1,210	1,549

Adjusted EBITDA	$31,180	$6,063	$16,132	$4,149	$4,836

Impairments:
Impairment of deferred costs and prepaid royalties	—	—	—	—	—
Restructuring and other charges	4,017	2,346	877	—	794

Adjusted EBITDA excluding impairments	$35,197	$8,409	$17,009	$4,149	$5,630

	Year
	Ended	Quarters Ended
	December 31,	December 31,	September 30,	June 30,	March 31,
	2008	2008	2008	2008	2008
	(in thousands)
Net income (loss) attributable to common shareholders	$(243,878)	$(240,499)	$(4,500)	$(1,305)	$2,426
Interest income, net	(13,453)	(2,255)	(2,865)	(3,375)	(4,958)
Stock-based compensation	23,531	6,056	5,955	6,031	5,489
Loss (gain) on sale of equity investments, net	(210)	12	—	(222)	—
Conversion of WiderThan stock options to a cash equivalent	142	11	16	26	89
Depreciation and amortization (net of noncontrolling interest effect)	24,417	5,784	6,165	6,186	6,282
Acquisitions related intangible asset amortization (net of noncontrolling interest effect)	20,110	1,872	5,752	6,171	6,315
Impairment of goodwill and long-lived assets (net of noncontrolling interest effect)	190,347	190,347	—	—	—
Pro forma gain on sale of interest in Rhapsody America	6,568	6,568	—	—	—
Expenses related to antitrust litigation	757	179	174	202	202
Income taxes	25,828	17,392	728	3,700	4,008

Adjusted EBITDA	$34,159	$(14,533)	$11,425	$17,414	$19,853

Impairments:
Impairment of deferred costs and prepaid royalties	19,666	19,666	—	—	—
Restructuring and other charges	6,833	6,147	—	—	686

Adjusted EBITDA excluding impairments	$60,658	$11,280	$11,425	$17,414	$20,539

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	Quarter Ended December 31, 2009
	Music(A)	MSS(B)	Games(C)	TPS(D)	Other	Grand Total
	(in thousands)
Net revenue	$37,598	$22,899	$30,736	$54,269	$—	$145,502

Cost of revenue	22,692	3,719	8,399	22,011	—	56,821

Gross profit	14,906	19,180	22,337	32,258	—	88,681

Gross margin	40%	84%	73%	59%	—	61%

Operating expenses:
Advertising with related party	11,063	—	—	—	—	11,063
Restructuring and other charges	376	556	549	865	—	2,346
Other operating expenses	20,507	21,335	29,007	25,964	9	96,822

Total operating expenses	31,946	21,891	29,556	26,829	9	110,231

Income (loss) from operations	(17,040)	(2,711)	(7,219)	5,429	(9)	(21,550)

Other income (expenses):
Interest income, net	—	—	—	—	779	779
Equity in net loss of investments	—	—	—	—	(116)	(116)
Loss on sale of equity investments, net	—	—	—	—	(121)	(121)
Impairment of equity investments	—	—	—	—	(5,020)	(5,020)
Other income (expenses), net	—	—	—	—	(312)	(312)

Total other income (expenses), net	—	—	—	—	(4,790)	(4,790)

Income (loss) before income taxes	(17,040)	(2,711)	(7,219)	5,429	(4,799)	(26,340)
Income taxes	—	—	—	—	124	124

Net income (loss)	(17,040)	(2,711)	(7,219)	5,429	(4,675)	(26,216)
Net income (loss) attributable to noncontrolling interest in Rhapsody America	8,397	—	—	—	—	8,397

Net income (loss) attributable to common shareholders	$(8,643)	$(2,711)	$(7,219)	$5,429	$(4,675)	$(17,819)

Reconciliation of segment GAAP net income (loss) attributable to common shareholders to segment adjusted EBITDA excluding impairments is as follows:

Net income (loss) attributable to common shareholders	$(8,643)	$(2,711)	$(7,219)	$5,429	$(4,675)	$(17,819)
Income taxes	—	—	—	—	(124)	(124)
Interest income, net	—	—	—	—	(779)	(779)
Stock-based compensation	926	822	1,606	2,561	—	5,915
Conversion of WiderThan stock options to a cash equivalent	—	—	—	—	—	—
Acquisitions related intangible asset amortization (E)	279	25	95	1,398	—	1,797
Pro forma gain on sale of interest in Rhapsody America	5,577	—	—	—	—	5,577
Loss on sale of equity investments, net	—	—	—	—	121	121
Impairment of equity investments	—	—	—	—	5,020	5,020
Restructuring and other charges	376	556	549	865	—	2,346
Depreciation and amortization (E)	890	552	2,151	2,762	—	6,355

Adjusted EBITDA excluding impairments	$(595)	$(756)	$(2,818)	$13,015	$(437)	$8,409

	Quarter Ended December 31, 2008
	Music(A)	MSS(B)	Games(C)	TPS(D)	Other	Grand Total
			(in thousands)
Net revenue	$43,882	$22,695	$33,705	$52,362	$—	$152,644

Cost of revenue	25,068	4,199	10,387	20,388	—	60,042
Impairment of deferred costs and prepaid royalties	1,000	—	7,829	10,837	—	19,666

Gross profit	17,814	18,496	15,489	21,137	—	72,936

Gross margin	41%	81%	46%	40% —		48%

Operating expenses:
Advertising with related party	12,480	—	—	—	—	12,480
Impairment of goodwill and long-lived assets	4,753	167	45,889	141,867	—	192,676
Restructuring and other charges	681	1,134	1,898	2,434	—	6,147
Other operating expenses	24,777	15,818	28,196	28,823	218	97,832

Total operating expenses	42,691	17,119	75,983	173,124	218	309,135

Income (loss) from operations	(24,877)	1,377	(60,494)	(151,987)	(218)	(236,199)

Other income (expenses):
Interest income, net	—	—	—	—	2,255	2,255
Equity in net loss of investments	—	—	—	—	(271)	(271)
Loss on sale of equity investments, net	—	—	—	—	(12)	(12)
Other income (expenses), net	—	—	—	—	(1,306)	(1,306)

Total other income (expenses), net	—	—	—	—	666	666

Income (loss) before income taxes	(24,877)	1,377	(60,494)	(151,987)	448	(235,533)
Income taxes	—	—	—	—	(17,392)	(17,392)

Net income (loss)	(24,877)	1,377	(60,494)	(151,987)	(16,944)	(252,925)
Net income (loss) attributable to noncontrolling interest in Rhapsody America	12,426	—	—	—	—	12,426

Net income (loss) attributable to common shareholders	$(12,451)	$1,377	$(60,494)	$(151,987)	$(16,944)	$(240,499)

Reconciliation of segment GAAP net income (loss) attributable to common shareholders to segment adjusted EBITDA exluding impairments is as follows:

Net income (loss) attributable to common shareholders	$(12,451)	$1,377	$(60,494)	$(151,987)	$(16,944)	$(240,499)
Income taxes	—	—	—	—	17,392	17,392
Interest income, net	—	—	—	—	(2,255)	(2,255)
Stock-based compensation	1,058	765	1,632	2,601	—	6,056
Conversion of WiderThan stock options to a cash equivalent	—	—	—	11	—	11
Acquisitions related intangible asset amortization (E)	278	—	273	1,321	—	1,872
Pro forma gain on sale of interest in Rhapsody America	6,568	—	—	—	—	6,568
Impairment of goodwill and long-lived assets (E)	2,424	167	45,889	141,867	—	190,347
Loss on sale of equity investments, net	—	—	—	—	12	12
Impairment of deferred costs and prepaid royalties	1,000	—	7,829	10,837	—	19,666
Restructuring and other charges	681	1,134	1,898	2,434	—	6,147
Depreciation and amortization (F)	1,127	804	957	2,896	—	5,784
Expenses related to antitrust litigation	—	—	—	—	179	179

Adjusted EBITDA excluding impairments	$685	$4,247	$(2,016)	$9,980	$(1,616)	$11,280

Note:	Cost of revenue and operating expenses of the segments shown above include costs directly attributable to those segments and an allocation of general and administrative and other common or shared costs.

(A)	The Music segment primarily includes revenue and related costs from: Rhapsody America’s Rhapsody and RadioPass subscription services; sales of digital music content through the Rhapsody service and the RealPlayer music store; and advertising from music websites.

(B)	The Media Software and Services (MSS) segment primarily includes revenue and related costs from: the SuperPass premium subscription service; RealPlayer Plus and related products; sales and distribution of third-party software products; and all advertising other than that related directly to our Music and Games businesses.

(C)	The Games segment primarily includes revenue and related costs from: the sale of individual games on our websites RealArcade.com, GameHouse.com and Zylom.com; the sales of games subscription services; advertising through our games websites; the sale of games through the syndication on partner sites, and sales of games through wireless carriers.

(D)	The Technology Products and Solutions (TPS) segment includes revenue and related costs from: sales of ringback tones, music-on-demand, video-on-demand, messaging, and information services; sales of media delivery system software, including Helix system software and related authoring and publishing tools, both directly to customers and indirectly through original equipment manufacturer channels; support and maintenance services sold to customers who purchase software products; broadcast hosting services; and consulting and professional services that are offered to customers.

(E)	Net of noncontrolling interest effect.

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	Quarter Ended December 31, 2009
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$56,821	$(351)	$(537)	$—	$—	$55,933

Operating expenses:
Research and development	$32,541	$(2,481)	$—	$—	$—	$30,060
Sales and marketing	40,325	(1,467)	(1,260)	—	—	37,598
General and administrative	23,956	(1,616)	—	—	—	22,340

Adjusted operating expenses, net	$96,822	$(5,564)	$(1,260)	$—	$—	$89,998

	Quarter Ended December 31, 2008
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$60,042	$(607)	$(596)	$(2)	$—	$58,837

Operating expenses:
Research and development	$28,533	$(2,103)	$—	$—	$—	$26,430
Sales and marketing	50,192	(1,433)	(1,276)	(5)	—	47,478
General and administrative	19,107	(1,913)	—	(4)	(179)	17,011

Adjusted operating expenses, net	$97,832	$(5,449)	$(1,276)	$(9)	$(179)	$90,919

	Year Ended December 31, 2009
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$222,142	$(1,653)	$(2,176)	$(1)	$—	$218,312

Operating expenses:
Research and development	$119,448	$(8,327)	$—	$(8)	$—	$111,113
Sales and marketing	165,856	(4,830)	(4,822)	(12)	—	156,192
General and administrative	79,164	(6,650)	—	—	—	72,514

Adjusted operating expenses, net	$364,468	$(19,807)	$(4,822)	$(20)	$—	$339,819

	Year Ended December 31, 2008
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$233,244	$(2,570)	$(7,188)	$(26)	$—	$223,460

Operating expenses:
Research and development	$113,680	$(8,410)	$—	$(9)	$—	$105,261
Sales and marketing	211,922	(5,860)	(12,922)	(36)	—	193,104
General and administrative	69,981	(6,691)	—	(71)	(757)	62,462

Adjusted operating expenses, net	$395,583	$(20,961)	$(12,922)	$(116)	$(757)	$360,827

(A)	- Net of noncontrolling interest effect.

RealNetworks, Inc. and Subsidiaries
Earnings Per Share Reconciliation
(Unaudited)

	Quarters Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
		(in thousands, except per share data)
Net loss attributable to common shareholders	$(17,819)	$(240,499)	$(216,764)	$(243,878)
Less accretion of MTVN’s preferred return in Rhapsody America	(925)	—	(3,700)	—

Net loss available to common shareholders	$(18,744)	$(240,499)	$(220,464)	$(243,878)

Shares used to compute basic net loss per share available to common shareholders	134,844	135,402	134,612	140,432
Dilutive potential common shares:
Stock options and restricted stock	—	—	—	—
Convertible debt	—	—	—	—

Shares used to compute diluted net loss per share available to common shareholders	134,844	135,402	134,612	140,432
Basic net loss per share available to common shareholders	$(0.14)	$(1.78)	$(1.64)	$(1.74)
Diluted net loss per share available to common shareholders	$(0.14)	$(1.78)	$(1.64)	$(1.74)